AMBASSADOR FUNDS

211 West Fort Street

Suite 720

Detroit, MI 48226

August 8, 2006

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

Washington, D.C. 20549-4720

Attention: Patricia Williams

Re: Ambassador Funds -- Post-Effective Amendment No. 12 (File No. 333-36796)

Ladies and Gentlemen:

Ambassador Funds (“the registrant”) acknowledges that the adequacy and accuracy of the disclosure in the above-referenced filing is the responsibility of the registrant.  The registrant also acknowledges that staff comments or changes in response to staff comments in the proposed disclosure in the registration statement do not foreclose the Commission from taking any action with respect to the filing.  The registrant represents to the Commission that staff comments will not be asserted as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Sincerely,

Ambassador Funds

By: /S/ BRIAN T. JEFFRIES

       Brian T. Jeffries, President

DYKEMA GOSSETT PLLC

400 Renaissance Center

Detroit, MI 48243

August 8, 2006

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

Washington, D.C. 20549-4720

Attention: Patricia Williams

Re: Ambassador Funds -- Post-Effective Amendment No. 12 (File No. 333-36796); Rule 497(c) filings

Ladies and Gentlemen:

We are filing today, on behalf of Ambassador Funds, the form of prospectus and Statement of Information used after the effective date and forming a part of the above-referenced registration statement (the “Rule 497 Filings”), which relate to the “Michigan Investment Trust, Government Money Market Series” of Ambassador Funds.  We would like to describe in this letter how the Rule 497 Filings have been revised in response to the comments of the staff.

1.

The word “Michigan” is used in the name of the investment portfolio as a marketing strategy to emphasize that the portfolio is being marketed to governmental bodies in the State of Michigan.  The series itself is denominated the “Government Money Market Series,” to indicate that its investments will be predominately focused on securities issued by the U.S. Government and its agencies and instrumentalities.

2.

A description of interest rate risk has been added in the “Fund Summary” on page 4.

3.

The layering of fees that could arise from the Fund’s investing other money market funds has been described under the caption “More About the Fund--Principal Investment Strategies and Risks,” on page 6.  Reference to this situation has also been added to footnote 2 to the “Annual Fund Operating Expenses” table on page 5.

4.

The words “for the current fiscal year” have been added to footnote 2 to the “Annual Fund Operating Expenses” table on page 5.

5.

The last sentence of the first paragraph under “More About the Fund” on page 5 has been added to the Fund Summary discussion under the subcaption “Principal Investment Strategies.”

6.

Under the caption “Management of the Fund--Investment Adviser--Multi-Manager Concept,” a sentence has been added to the first paragraph pursuant to Item 5(a)(1) of Form N-1A describing that the basis for the Board’s decision to renew the advisory and subadvisory contracts will be found in the registrant’s annual or semi-annual reports to shareholders.

7.

We have clarified that redemption requests received before the 4:00 p.m. cutoff date on any given day will not receive the dividend for that day.  See “Redeeming Fund Shares” on page 12.

8.

The back cover now contains a reference to the availability of the Fund’s Statement of Additional Information (“SAI”) and annual and semi-annual shareholder reports on its own website.

9.

The requested language concerning disclosure of portfolio holdings has been added to page 5 of the SAI.

10.

The “length of service” in the management chart on page 6 of the SAI has been corrected as requested.

Enclosed with this letter is the requested “Tandy Letter” from the registrant, in accordance with the Commission’s Press Release No. 2004-89.  Thank you very much.

Sincerely,

DYKEMA GOSSETT PLLC

By: /S/ PAUL R. RENTENBACH